Dec. 30, 2021
10.31 Fidelity Tax-Exempt Money Market Fund Premium PRO-11
Supplement to theFidelity® Tax-Exempt Money Market FundPremium ClassDecember 30, 2021Prospectus
10.31 Fidelity Tax-Exempt Money Market Fund Premium PRO-11 | Fidelity® Tax-Exempt Money Market Fund
Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)
This example helps compare the cost of investing in the fund with the cost of investing in other funds. Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated: